EXHIBIT 10.8

ASSIGNMENT OF LOAN DOCUMENTS

FOR VALUE RECEIVED, Golden Phoenix Minerals, Inc., a Nevada corporation (“Assignor”), hereby sells, assigns, transfers and conveys to Earl Harrison, an individual residing in the State of Nevada, or his successor (“Assignee”), all of Assignor’s right, title and interest in and to that certain Series C Limited Recourse Secured Promissory Note made payable to Assignor, as holder, by Win-Eldrich Gold, Inc., a Nevada corporation, as maker, in the original principal amount of NINETY THOUSAND SEVENTY DOLLARS AND NINETEEN CENTS ($90,070.19) (the “Note”), dated as of even date herewith.

Assignee hereby releases Assignor from any liability with respect to, and indemnifies and agrees to defend and hold Assignor harmless from and against any and all loss, cost, damage, liability or claim arising out of or relating to, the Note from and after the date of this Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 15th day of April, 2010.

ASSIGNOR:

GOLDEN PHOENIX MINERALS, INC.,
a Nevada corporation

By: /s/ Tom Klein
Tom Klein
Its Chief Executive Officer

ASSIGNEE:

/s/ Earl Harrison
Earl Harrison

Agreed and consented to by:

MAKER:

WIN-ELDRICH GOLD, INC.,
a Nevada corporation

By:       /s/ Perry Muller
Perry Muller
Its President